SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     August 12, 2002
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                              THE SOUTHERN COMPANY
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             (Exact name of registrant as specified in its charter)

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         Delaware                    1-3526                 58-0690070
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(State or other jurisdiction    (Commission File   (IRS Employer Identification
     of incorporation)              Number)                     No.)


270 Peachtree Street, NW, Atlanta, Georgia                 30303
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 (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code       (404) 506-5000
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                                       N/A
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         (Former name or former address, if changed since last report.)



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Item 5   Other Events.

     As reported in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 of The Southern Company ("Southern") filed on August 12, 2002, Mirant Corporation ("Mirant") recently announced that it is reviewing several accounting issues pertaining to its 2001 financial statements. These issues include potential overstatements of $85 million of gas inventory, $100 million of accounts payable and $68 million of accounts receivable. Mirant also has announced that the Securities and Exchange Commission (the "SEC") has initiated a related informal inquiry. If any issues require adjustments to Mirant's financial statements and relate to periods prior to April 2, 2001, Southern's earnings from discontinued operations and net assets of discontinued operations for such periods would be affected. Mirant's internal investigation and the SEC's inquiry into these issues have not yet been completed and the ultimate outcome cannot now be determined. However, any such issues would have no effect on Southern's 2002 earnings or its future earnings potential.


Item 9   Regulation FD Disclosure.

     The information in this Item 9 of this Current Report on Form 8-K, including the exhibits listed below, is being furnished, not filed, pursuant to Regulation FD. Such information in this report and in such exhibits shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that Section. Furthermore, such information in this report and in such exhibits shall not be deemed to be incorporated by reference into the filings of Southern under the Securities Act of 1933, as amended.

     On August 12, 2002, in accordance with Order No. 4-460 and pursuant to
Section 21(a)(1) of the Exchange Act, the Chief Executive Officer and the Chief Financial Officer of Southern each executed sworn statements certifying all covered reports. The sworn statements have been submitted to the SEC. Copies of each sworn statement are furnished as Exhibits 99.01 and 99.02 to this Current Report.

     Also on August 12, 2002, the Chief Executive Officer and the Chief Financial Officer of Southern each furnished to the SEC personal certifications pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Copies of the certifications are furnished as Exhibits 99.03 and 99.04 to this Current Report.

Exhibit 99.01 Statement Under Oath of Principal Executive Officer Regarding
              Facts and Circumstances Relating to Exchange Act Filings.

Exhibit 99.02 Statement Under Oath of Principal Financial Officer Regarding
              Facts and Circumstances Relating to Exchange Act Filings.


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                                       -2-

Exhibit 99.03 Certification of Chief Executive Officer of Southern, dated August
              12, 2002, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.04 Certification of Chief Financial Officer of Southern, dated August
              12, 2002, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.



                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     August 12, 2002                               THE SOUTHERN COMPANY



                                                        By /s/Tommy Chisholm
                                                             Tommy Chisholm
                                                               Secretary